SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) MAY 10, 2004

                       CRYSTALIX GROUP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                    0-29781               65-0142472
(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)               File Number)        Identification No.)

         5275 SOUTH ARVILLE STREET, SUITE B-116, LAS VEGAS, NEVADA 89118
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 740-4616

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 10, 2004, the directors of the registrant approved the election of De Joya & Company to audit the financial statements for the fiscal year ended December 31, 2004. Also on May 10, 2004, the registrant dismissed the former accountants, Stonefield Josephson, Inc. The decision to change auditors was based upon financial considerations. The registrant's board of directors recommended De Joya & Company. During the two most recent fiscal years and the subsequent interim period, neither the registrant nor anyone on its behalf consulted De Joya & Company regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements. The registrant did not receive, and De Joya & Company did not provide, any written or oral advice that was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue prior to its engagement by the registrant.

         Stonefield Josephson, Inc. had audited the registrant's financial statements for each of the last two fiscal years ended December 31, 2003. The report of Stonefield Josephson, Inc. did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except as follows:

         The  audit  report  of  Stonefield  Josephson,  Inc.  on the  financial statements of the registrant as of and for the fiscal year ended December 31, 2003 contained a separate paragraph stating: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has incurred a net loss of $7,433,341, used cash for operations of $1,166,873 in the year ended December 31, 2003, is a party to various litigation, has a stockholders' deficit of $3,382,628 as of December 31, 2003 and has a working capital deficit of $6,311,497 as of December 31, 2003. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management' plans in regard to these matters are also described in Note
         1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         During the two most recent fiscal years and the subsequent interim period through May 10, 2004, there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Stonefield Josephson, Inc., would have caused it to make reference to the subject matter of the disagreement in connection with its report. The registrant has requested Stonefield Josephson, Inc. to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements.

         There were no other  "reportable  events" as that term is  described in
         Item 304a(1)(v) of Regulation S-K occurring within the registrant's two most recent fiscal years and the subsequent interim period ending May 10, 2004.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired: Not applicable

         (b) Pro forma financial information: Not applicable

         (c) Exhibits:

             REGULATION
             S-K NUMBER                    DOCUMENT

                16.1 Letter from Stonefield Josephson, Inc. (to be filed by amendment)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CRYSTALIX GROUP INTERNATIONAL, INC.


May 11, 2004                    By:      /S/ JOHN S. WOODWARD
                                   ---------------------------------------------
                                     John S. Woodward, President



















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